UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WESTERN ASSET INFLATION-LINKED

OPPORTUNITIES & INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

(NYSE – WIW)

One Madison Avenue, 17th Floor

New York, New York 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 21, 2026

To the Shareholders of

Western Asset Inflation-Linked Opportunities & Income Fund

The Annual Meeting of Shareholders (the “Annual Meeting”) of Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is scheduled to be held at One Madison Avenue, 17th Floor, New York, New York, on Thursday, May 21, 2026, at 10:00 a.m., Eastern Time, for the following purposes:

(1)	Electing three Class I Trustees to hold office for the term indicated; and

(2)	Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

If it is determined that the Annual Meeting will be held at a different time or in a different location or format (i.e., a virtual or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check our website prior to the Annual Meeting if you plan to attend the Annual Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

The Board of Trustees has fixed the close of business on March 27, 2026 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy to vote your shares in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The Proxy Statement is available on the Internet at https://www.proxy-direct.com/fnk-35059. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By Order of the Board of Trustees

Marc A. De Oliveira

Secretary

April 17, 2026

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF YOU ARE VOTING BY MAIL, PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE, YOU WILL BE ABLE TO DO SO AND SUCH VOTE WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

One Madison Avenue, 17th Floor

New York, New York 10010

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Shareholders to be Held on May 21, 2026:

The proxy statement and related materials are available at:

https://www.proxy-direct.com/fnk-35059

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at One Madison Avenue, 17th Floor, New York, New York, on Thursday, May 21, 2026, at 10:00 a.m., Eastern Time, and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of Michael Larson, Susan B. Kerley, and Avedick B. Poladian (collectively, the “Nominees”) to the Board.

If it is determined that the Annual Meeting will be held at a different time or in a different location or format (i.e., a virtual or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check the website prior to the Annual Meeting if you plan to attend the Annual Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission (the “SEC”) via its EDGAR system.

This Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders on or about April 17, 2026. Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at One Madison Avenue, 17th Floor, New York, New York 10010 or by calling toll free at 1-888-777-0102.

The Board has fixed the close of business on March 27, 2026 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value (the “Shares”). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

Except as described below, shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Thirty percent (30%) of the Shares entitled to vote on a particular matter at the Annual Meeting must be represented to constitute a quorum for the transaction of business at the Annual Meeting (unless a larger quorum is required by any provision of law, the Agreement and Declaration of Trust, as amended or restated from time to time (the “Declaration of Trust”) or the Amended and Restated Bylaws (the “Bylaws”)). The Bylaws include provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares generally only to the extent the authorization of such voting rights is approved by other shareholders of the Fund (collectively, the “Control Share Provisions”). Subject to various conditions and exceptions, the Bylaws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Acquisition Provisions, would entitle the beneficial owner, upon the acquisition of such shares, to vote or direct the voting of shares having voting power in the election of Fund board members within any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Shares acquired prior to November 2, 2020 are excluded from the definition of Control Share Acquisition, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds. Subject to various conditions and procedural requirements set forth in the Bylaws, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains beneficial ownership of shares in a Control Share Acquisition generally may request a vote of Fund shareholders (excluding such acquiring shareholder and certain other interested shareholders) to approve the authorization of voting rights for such shares at the next meeting of Fund shareholders, notice of which has not been given prior to the receipt by the Fund of the Control Share Acquisition Statement.

Except when a different vote is required by any provision of law or the Fund’s Declaration of Trust or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a majority of the votes entitled to be cast at the Annual Meeting with respect to the election of the Class I Trustees is required to elect a Nominee as a member of the Class I Trustees. In the event of any conflict between a description of the Fund’s Bylaws in the proxy statement and the Fund’s Bylaws, the Fund’s Bylaws will control.

Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone or via the Internet, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone or via the Internet) or by voting at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. If necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Computershare, which has been retained to assist shareholders in the voting process. For aiding in the solicitation of proxies from financial intermediaries and other shareholders, the distribution of proxy materials and providing voting and tabulation services, the Fund will pay Computershare a fee that is not expected to exceed $28,369. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of Shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board, including the services of Computershare, will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as Shares present for purposes of determining whether a quorum is present. Assuming that a quorum would otherwise be present, abstentions will have the effect of a vote against a Nominee for the purpose of determining whether a Trustee has been elected.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Annual Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Jane E. Trust, Thomas C. Mandia, Tara E. Gormel, Jeanne Kelly and Marc A. De Oliveira, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board to serve in such capacity or substituted by the persons selected by the Board. Mses. Trust, Gormel and Kelly and Messrs. Mandia and De Oliveira are officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or otherwise as provided therein. Other proxies returned, including those that are unexecuted or are determined to be improperly completed, will not be voted and may be returned to the sender. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

HOW TO SUBMIT A PROXY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of

Shareholders to be Held on May 21, 2026

The proxy statement and related materials are available at

https://www.proxy-direct.com/fnk-35059

Shareholders of record may submit a proxy in respect of their Shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have the opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL 1

ELECTION OF THREE CLASS I TRUSTEES

In accordance with the Fund’s Declaration of Trust, the Trustees are divided into the following three classes (each a “Class”): Class I, whose term will expire at the Annual Meeting; Class II, whose term will expire at the Fund’s 2027 annual meeting of shareholders; and Class III, whose term will expire at the Fund’s 2028 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be nominated for a three-year term.

The following table sets forth the Nominees who will stand for re-election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

NOMINEE	CLASS	EXPIRATION OF TERM IF ELECTED*
Michael Larson Susan B. Kerley Avedick B. Poladian	Class I	2029 Annual Meeting of Shareholders

*

Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any Trustee nominated for re-election who fails to receive the requisite vote for re-election at the Annual Meeting and whose successor has neither been elected nor qualified would continue serving as a Trustee (sometimes referred to as a “holdover”) until his or her successor is elected and qualified subject to prior death, resignation, retirement, disqualification or removal from office.

Under the Fund’s classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an “anti-takeover” measure, may make it more difficult for the Fund’s shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

It is the intention of the persons designated as proxies in the proxy card to vote as directed; unless otherwise directed in a proxy, the persons designated as proxies intend to vote at the Annual Meeting for the election of Messrs. Larson and Poladian and Ms. Kerley. The Nominees have agreed to serve if elected at the Annual Meeting. If any of the Nominees are unable or for good cause will not serve, the persons named in the proxies will vote the proxies for such other person as the Board may recommend.

The Trustees unanimously recommend that shareholders vote to elect Messrs. Larson and Poladian and Ms. Kerley to the Board as Class I Trustees.

Information Regarding the Trustees. Information about the Trustees is set forth below. The address of each Trustee is c/o Jane E. Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, New York 10010. Of the individuals listed below, only Messrs. Larson and Poladian and Ms. Kerley are nominees for election at the Annual Meeting. Ms. Trust is the President and Chief Executive Officer of the Fund. No other Trustee serves as an officer of the Fund. In connection with Mr. Ronald L. Olson’s scheduled retirement as a board member of the funds in the “Fund Complex” effective May 21, 2026, the Board has reduced the size of the Board to ten Trustees effective with Mr. Olson’s retirement. The Board expresses its sincerest gratitude to Mr. Olson for his many years of service, advice, and dedication.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (Including the Fund)	Other Trusteeships Held by Trustee During the Past Five Years	Shares of the Fund Beneficially Owned on December 31, 2025
Independent Trustees

Robert Abeles, Jr. Born 1945	Trustee (1)	Term expires in 2027; served since 2013.	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022).	49	None	None

Jane F. Dasher Born 1949	Trustee (1)	Term expires in 2027; served since 1999.	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997).	49	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022).	None

Anita L. DeFrantz Born 1952	Trustee (1)	Term expires in 2027; served since 1998.	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles).	49	None	None

Susan B. Kerley Born 1951	Trustee and Nominee (1)	If elected, term will expire in 2029; served since 1992.	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990).	49	Director and Trustee (since 1990) and Chairman (2017 to 2024 and 2005 to 2012) of various series of New York Life Investments Family of Funds (86 funds), including certain series previously known as the MainStay Family of Funds; formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (Including the Fund)	Other Trusteeships Held by Trustee During the Past Five Years	Shares of the Fund Beneficially Owned on December 31, 2025

Michael Larson Born 1959	Trustee and Nominee (1)	If elected, term will expire in 2029; served since 2004.	Chief Investment Officer for William H. Gates III (since 1994).(3)	49	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009).	14,547**

Avedick B. Poladian Born 1951	Trustee and Nominee (1)	If elected, term will expire in 2029; served since 2007.	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002).	49	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly California Resources Corporation (2014 to 2021).	None.

William E.B. Siart Born 1946	Trustee and Chairman of the Board (1)	Term expires in 2028; served since 1997.	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006).	49	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021).	None
Jaynie Miller Studenmund Born 1954	Trustee (1)	Term expires in 2028; served since 2004.	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997).	49	Director of Columbia Bank (2025 to present, coincident with Columbia Bank’s acquisition of Pacific Premier Bank); formerly, Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (2019 to 2025); Director of EXL (operations management and analytics company) (2018 to 2025); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (Including the Fund)	Other Trusteeships Held by Trustee During the Past Five Years	Shares of the Fund Beneficially Owned on December 31, 2025

Peter J. Taylor Born 1958	Trustee (1)	Term expires in 2028; served since 2019.	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014).	49	Director of Pacific Mutual Holding Company (4) (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Director of 23andMe, Inc. (genetics and health care services company) (2021 to 2024); Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022).	None
Interested Trustee and Officer

Jane E. Trust, CFA Born 1962	Trustee and President and Chief Executive Officer (2)(5)	Term expires in 2027; served since 2015.	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with Franklin Templeton Fund Adviser, LLC (“FTFA”) or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015).	Trustee/ Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 99 portfolios	None	None

(1)	Member of the Audit Committee, the Executive and Contracts Committee, the Governance and Nominating Committee and the Investment and Performance Committee.
(2)	Member of the Investment and Performance Committee.
(3)

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all of the investments of the Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”) has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2023, at no time did the value of those investment portfolios exceed 1.50% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

(4)

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

(5)	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.
*	Indicates the earliest year in which the Trustee or Nominee became a Board member for a fund in the Fund Complex.
**	As discussed below under “Share Ownership Information”, Mr. Larson disclaims beneficial ownership of the Shares beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s and Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ and Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with Western Asset, the Fund’s subadvisers, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd., and Western Asset Management Company Ltd (together, the “Subadvisers”), other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, serves to support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members and the Nominees in reaching its conclusion: his or her character and integrity; such person’s length of service as a Board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee or Nominee other than Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (an “Independent Trustee”). In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee or Nominee:

Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton (and before that, Legg Mason) and affiliated entities.

References to the qualifications, attributes and skills of the Trustees and Nominees above are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee or Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust is an interested person of the Fund. Mr. Siart serves as Chairperson of the Board. Mr. Siart is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. As described further below, the Board has four standing committees: the Audit Committee, the Executive and Contracts Committee (the “Contracts

Committee”), the Governance and Nominating Committee (the “Governance Committee”) and the Investment and Performance Committee (the “Performance Committee”). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed entirely of Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairperson of the Board is an Independent Trustee. The Chairperson of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Adviser, the Subadvisers and other service providers to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Franklin Templeton, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and the Subadvisers. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Investment Adviser and the Subadvisers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, the Audit Committee, the Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadvisers, the affiliates of the Investment Adviser or the Subadvisers, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and Western Asset’s chief compliance officer and Western Asset’s chief risk officer, as well as various personnel of the Investment Adviser, the Subadvisers and other service providers, such as the Fund’s independent accountants, also make periodic reports to the Audit Committee, Contracts Committee, Performance Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board has established an Audit Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadvisers, consisting of Messrs. Abeles (Chairperson), Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Subadvisers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

The Audit Committee has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301 (“SAS No. 1301”). SAS No. 1301 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund’s audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

Robert Abeles, Jr. (Chairperson)

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Peter J. Taylor

Governance and Nominating Committee. The Board has established a Governance Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadvisers, consisting of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund (Chairperson). The Governance Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance Committee, a copy of which is available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

The Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

The Governance Committee requires that Trustee candidates have a college degree or equivalent business experience. Further, as required by the Bylaws, to qualify as a nominee for election as a Trustee and to be elected as a Trustee, an individual, at the time of nomination and election (unless a majority of the Board then in office have determined by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s investment adviser and any sub-adviser on the one hand and the Board on the other hand) must: (a) have at least five years’ experience in either investment management, economics, public accounting, business or law, or other relevant substantive expertise, experience or relationships (as determined by the Governance Committee or the Board); (b) at nomination or election, serve as a director of no more than five (5) companies having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) or 1940 Act or treated as public reporting companies under any comparable regulatory regime; (c) not have been charged (unless such charges were dismissed or the individual was otherwise exonerated) with a criminal offense involving dishonesty or breach of trust, or have been convicted or have pled guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof; (d) not be and shall not have been subject to any censure, order, consent decree or adverse final action of any federal, state or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, nor shall be subject to any “proceeding,” that could reasonably be expected to result in the nominee or Trustee being so barred, suspended or restricted; and (e) not be and must not have been the subject of any of the ineligibility provisions contained in Sections 9(a) or (b) of the 1940 Act.

The Governance Committee, or in the absence thereof, the entire Board, in its sole discretion, determines whether an individual satisfies the foregoing qualifications. Any individual who does not satisfy the foregoing qualifications will not be eligible for nomination or election as a Trustee.

Although the Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Governance Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance Committee in its decision making process.

The Governance Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Adviser, Subadvisers, shareholders or any other source deemed to be appropriate by the Governance Committee. Candidates properly submitted by shareholders (as described below and in the Bylaws) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Secretary, at the address of the principal executive offices of the Fund, not earlier than the 150th day nor later than 5:00 p.m. Eastern Time on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting containing the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are found in the Bylaws. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance Committee will be nominated for election to the Fund’s Board.

Executive and Contracts Committee. The Board has established a Contracts Committee consisting of Messrs. Abeles, Larson, Poladian, Siart (Chairperson), Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. The Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Investment and Performance Committee. The Board has established a Performance Committee consisting of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley (Chairperson), Studenmund and Trust. The Performance Committee is charged with, among other things, reviewing investment performance.

Meetings. During the fiscal year ended November 30, 2025, the Board held five meetings, the Audit Committee held six meetings, the Governance Committee held three meetings, the Performance Committee held five meetings, and the Contracts Committee held two meetings. Each Trustee attended at least 75% of the total number of meetings of the Board and the Committees of the Board on which he or she served. The Trustees did not attend the Fund’s 2025 annual shareholder meeting held in May 2025.

Shareholder Communications. The Board provides a process for shareholders to send communications to the Board. Shareholders may mail written communications to the attention of the Board, care of the Fund’s Secretary, at the Fund’s administrator, Franklin Templeton Fund Adviser, LLC, One Madison Avenue, 17th Floor, New York, New York 10010. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the number of Shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Trustee and Nominee Holdings. The following table states the dollar range of equity securities beneficially owned as of December 31, 2025 by each Trustee and Nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or Nominee in the same “family of investment companies.” As of December 31, 2025, all Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund on such date.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies(1) ($)
Independent Trustees and Nominees
Robert Abeles, Jr.	None	None
Jane F. Dasher	None	Over 100,000
Anita L. DeFrantz	None	10,001 - 50,000
Susan B. Kerley	None	Over 100,000
Michael Larson	Over 100,000	Over 100,000
Avedick B. Poladian	None	None
William E.B. Siart	None	Over 100,000
Jaynie Miller Studenmund	None	Over 100,000
Peter J. Taylor	None	Over 100,000
Interested Trustee
Jane E. Trust	None	Over 100,000

(1)

The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or hold themselves out as related companies for purposes of investment or investor services. “Family of investment companies” for these purposes includes the funds in the Franklin Templeton fund complex advised by Western Asset or its affiliates.

Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. For serving as a Trustee of the Fund, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance of such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. Accordingly, the Chairperson of the Board, Audit Committee, Governance Committee, Performance Committee and Contracts Committee receives additional compensation from the Fund for serving in such capacity. The Fund pays its pro rata share of the fees and expenses of the Trustees paid by its Fund Complex based upon asset size.

The Trustees and Nominees received the compensation set forth in the following table for serving as Trustees of the Fund and as directors or trustees of other funds in the same “Fund Complex” during the time periods indicated below.

Name of Trustee or Nominee	Aggregate Compensation from the Fund(1) ($)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses($)	Estimated Annual Benefits Upon Retirement($)	Total Compensation from the Fund and its Fund Complex Paid to Trustees(2) ($)
Independent Trustees and Nominees
Robert Abeles, Jr.	2,049	0	0	382,000
Jane F. Dasher	1,877	0	0	347,000
Anita L. DeFrantz	1,814	0	0	341,000
Susan B. Kerley	2,011	0	0	372,000
Michael Larson	1,877	0	0	347,000
Avedick B. Poladian	1,877	0	0	347,000
William E.B. Siart	2,548	0	0	472,000
Jaynie Miller Studenmund	1,996	0	0	372,000
Peter J. Taylor	1,877	0	0	347,000
Interested Trustee
Jane E. Trust	None	0	0	None(3)

(1)	Represents aggregate compensation paid to each Trustee during the fiscal year ended November 30, 2025 for serving as Trustees to the Fund as of November 30, 2025.

(2)	Represents aggregate compensation paid to each Trustee during the year ended December 31, 2025 for serving as Trustees to the Fund and the Fund Complex as of December 31, 2025.

(3)	Ms. Trust is not compensated by the Fund for her service as Trustee because of her relationship with Western Asset’s parent company.

During the fiscal year ended November 30, 2025, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

INFORMATION CONCERNING THE INVESTMENT

MANAGERS AND THE FUND’S OFFICERS

The Investment Adviser and the Subadvisers are indirect, wholly owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”), a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. The addresses of the Subadvisers are as follows: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A 2EN and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Franklin Resources is One Franklin Parkway, San Mateo, California 94403. Western Asset’s address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Adviser and Subadvisers, FTFA, One Madison Avenue, 17th Floor, New York, New York 10010, serves as the Fund’s administrator. FTFA is also an indirect, wholly-owned subsidiary of Franklin Resources.

Information regarding the executive officers of the Fund, including their years of birth, and their ownership of Shares of the Fund, is set forth below, except that information regarding Ms. Trust, a Trustee and the President and Chief Executive Officer of the Fund, is provided in the table above with the Nominees and Trustees. Unless otherwise noted, the address of each officer is c/o the Fund at One Madison Avenue, 17th Floor, New York, New York 10010.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Shares of the Fund Beneficially Owned on March 30, 2026

Christopher Berarducci Born 1974	Treasurer and Principal Financial Officer	Served since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.	None

Ted P. Becker Born 1951	Chief Compliance Officer	Served since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020).	None

Marc A. De Oliveira Born 1971 100 First Stamford Place, 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2020	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer (since 2020) and Assistant Secretary of certain funds in the Franklin Templeton fund complex (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020).	None

Jeanne M. Kelly Born 1951	Senior Vice President	Served since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”)and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Shares of the Fund Beneficially Owned on March 30, 2026

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Served since 2022	Senior Associate General Counsel to Franklin Templeton (since 2020); Senior Vice President (since 2020) and Assistant Secretary of certain funds in the Franklin Templeton fund complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

SHAREHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

It is currently anticipated that the Fund’s next annual meeting of shareholders will be held within 30 days of the anniversary of the Annual Meeting. Proposals that shareholders wish to present to the 2027 annual meeting of shareholders and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Exchange Act, must be delivered to the Secretary of the Fund not less than 120 days prior to April 17, 2027 (i.e., on or before December 18, 2026).

Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2027 annual meeting of shareholders must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to April 17, 2027 (i.e., no earlier than November 18, 2026 and no later than 5:00 p.m., Eastern Time, on December 18, 2026).

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of the Record Date, all Trustees, Nominees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,183,720 Shares (representing approximately 99% of the outstanding Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. Unless otherwise noted, as of the Record Date, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

Shareholder Name and Address	Share Holdings	Percentage Owned
Cascade Investment, L.L.C.(1)(2) 2365 Carillon Point Kirkland, WA 98033	14,333,323	23.4%

Morgan Stanley(3) 1585 Broadway New York, NY 10036	5,224,323	8.5%

Parametric Portfolio Associates LLC 800 Fifth Avenue, Suite 2800 Seattle, WA 98104

(1)	Based on information obtained from a Schedule 13D/A filed with the SEC on October 14, 2022.

(2)

Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), but disclaims any beneficial ownership of the Shares beneficially owned by Cascade. All Shares beneficially owned by Cascade may be deemed to be beneficially owned by William H. Gates III, as the sole member of Cascade.

(3)

Based on information obtained from a Schedule 13G/A filed with the SEC on August 5, 2025. The Schedule 13G/A disclosed that the securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Parametric Portfolio Associates LLC, a wholly-owned subsidiary of Morgan Stanley.

DELINQUENT SECTION 16(A) REPORTS

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act and the rules thereunder, require the Fund’s trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and their ownership and changes in their ownership of the Fund’s securities with the SEC and the New York Stock Exchange. Based solely on a review of the forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, the Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during the Fund’s most recently concluded fiscal year, except that the initial Form 3 filing was inadvertently filed late in August 2025 for Jeffrey Masom due to an administrative oversight.

ANNUAL REPORT TO SHAREHOLDERS

The Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2025, contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Inflation-Linked Opportunities & Income Fund, One Madison Avenue, 17th Floor, New York, New York 10010, or you may call 1-888-777-0102.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending November 30, 2026, and the Board, including a majority of the Independent Trustees, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by the vote of a majority of the outstanding Shares of the Fund. A representative of PricewaterhouseCoopers LLP will not be present at the Annual Meeting but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

The following table presents fees billed in each of the Fund’s last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
November 30, 2024	$63,600	$0	$11,000	$0
November 30, 2025	$64,236	$0	$11,000	$0

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund, other than the services described above, for the last two fiscal years.

For the fiscal years ended November 30, 2024 and November 30, 2025, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $334,889 and $344,935, respectively, to the Fund, the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes pre-approval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

...

(h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

Since the Fund’s inception in February 2004, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a “Service Affiliate”), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

No amounts were billed to the Investment Adviser or any Service Affiliates by PricewaterhouseCoopers LLP for non-audit services that required pre-approval by the Fund’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during either of the Fund’s last two fiscal years. PricewaterhouseCoopers LLP did not bill any “Tax Fees” or “All Other Fees” that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal year ended November 30, 2024 and fiscal year ended November 30, 2025.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

Whether or not a quorum is present at the Annual Meeting, the Fund may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting by making a public announcement (as defined in the Bylaws) of such postponement or cancellation prior to the Annual Meeting. In addition, whether or not a quorum is present, the Annual Meeting may be adjourned with respect to one or more matters to be considered at the Annual Meeting to a designated date (which may be more than 120 days after the date initially set for the Annual Meeting), without notice other than by announcement at the Annual Meeting at which the adjournment is taken, by action of the chairperson of the Annual Meeting without any action by shareholders on the matter of adjournment. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Marc A. De Oliveira,

Secretary

April 17, 2026

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Shareholder Meeting Franklin Templeton One Madison Avenue,17th Floor, New York, New York, on May 21, 2026 Please detach at perforation before mailing. PROXY WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Jane E. Trust, Thomas C. Mandia, Tara E. Gormel, Jeanne Kelly and Marc A. De Oliveira, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) which the undersigned is entitled to vote at the annual meeting of shareholders of the Fund (the “Annual Meeting”) to be held at Franklin Templeton, One Madison Avenue, New York, New York, on May 21, 2026 at 10:00 a.m. (Eastern Time), or at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” the election of the nominees as trustee and in the discretion of the proxies upon such other business as may properly come before the Annual Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 CHANGE OF ADDRESS WIW_35059 _040226 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 21, 2026. The Notice of Annual Meeting, Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/fnk-35059 Please detach at perforation before mailing. If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Annual Meeting. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees unanimously recommends a vote “FOR” for the following proposal. 1. Election of three Class I Trustees to serve until the 2029 Annual Meeting of Shareholders: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Susan B. Kerley 02. Michael Larson 03. Avedick B. Poladian INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line. 2. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attor ney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / 114669-005 15Apr26 21:18 Scanner bar code Page 2 xxxxxxxxxxxxxx WIW 35059 xxxxxxxx